_                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 May 8, 2002
                Date of Report (Date of Earliest Event Reported)

                        Commission File Number: 000-29727

                               PARTSBASE, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

              Delaware                                         76-0604158
    _______________________________                        ___________________
    (State or Other Jurisdiction of                          (IRS Employer
    Incorporation or Organization)                         Identification No.)

                                905 Clint Moore Road
                         Boca Raton, Florida 33487-8233
                    (Address of Principal Executive Offices)

                                 (561) 953-0700
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.


On May 8, 2002, the Company reported that it has reached an agreement in principle for the settlement of the consolidated class action litigation pending in the United States District Court Southern District of Florida styled In Re:
Partsbase.com Securities Litigation, Case No. 01-8319-CIV-Ungaro-Benages/Brown. The plaintiffs in the case and the defendants, including PartsBase, through their respective attorneys, entered into a Memorandum of Understanding outlining the general terms of the proposed settlement. The Memorandum of Understanding provides for, among other things, a settlement amount of $1.5 million in cash, plus interest, payable to the class under an insurance policy and for the plaintiffs' dismissal of the class action with prejudice as well as a broad form of release in favor of PartsBase and the other defendants in the class action which, among other things, will have the effect of barring all claims by the plaintiffs and the members of the class other than those who opt out, arising out of the purchase and sale of the Company's common stock in the Company's initial public offering of securities.

The final settlement of the class action is subject to the preparation and execution of definitive settlement documents and court approval. PartsBase has been vigorously defending the action, and has admitted no wrongdoing as part of the settlement. The settlement also applies to the directors, management personnel, underwriters and securities firms named as defendants in the litigation.

On April 10, 2002, the Company reported that it had received a proposal from Robert Hammond, the Company's Chairman of the Board, President, CEO and majority stockholder and a limited partnership controlled by Mr. Hammond to acquire the remaining shares of the Company's common stock, approximately 5,000,000 shares or approximately 36 % of the shares currently outstanding, Mr. Hammond does not own or control at a price of $1.02 per share (the "Proposed Transaction"). On May 9, 2002, the Company received notice of, or had been served with another purported class action lawsuit filed in the Circuit Court in and for Palm Beach County, Florida ( Hughes Rousseau vs. PartsBase, Inc. et.al, Case No. 02-05368. The lawsuit names as defendants the Company and certain of its current officers and directors. The lawsuit alleges the directors have breached their fiduciary duty to the plaintiffs and the purported class and seeks to enjoin the Company from entering into the Proposed Transaction, and to recover unspecified damages resulting from the alleged breach of fiduciary duty. The Company intends to vigorously defend this as well as the other similar actions filed. Nevertheless, an unfavorable resolution of this or a substantially similar e lawsuits could have a material
adverse  effect on the  Company  in one or more  future   periods.  The Company
maintains a director's and officer's liability insurance policy that provides $3 million of coverage, with retention of $150,000.

The Company does not intend to file further Current Reports on Form 8-K or other disclosures describing additional lawsuits, if any, purporting class action status, in either federal or state court, which are based on allegations substantially similar to those contained in the consolidated lawsuit described above.

A copy of the Company's press releases pertaining to the Agreement in Principle for the settlement of the consolidated class action litigation pending in the United States District Court Southern District of Florida is included herein as
Exhibit 99.1 and is incorporated herein by reference and the foregoing descriptions of such document is qualified in its entirety by reference to such exhibit. The press release should be read in conjunction with the Note Regarding Forward Looking Statements, which is included in the text of such press release.


     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

      Exhibit   Description
      ______    ________________________________________________________________
       99.1     Press  Release  Issued  by  the  Company  on  May  8,  2002
                regarding agreement in principle for the settlement of the consolidated class action litigation pending in the United
                States District Court Southern District of Florida styled
                In Re: Partsbase.com Securities Litigation,
                Case No. 01-8319-CIV-Ungaro-Benages/Brown.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         PARTSBASE, INC.


                                         /s/ Robert A. Hammond, Jr.
                                         _________________________________
                                         Robert A. Hammond, Jr., President


Date: May 10, 2002

                                  EXHIBIT INDEX


Exhibit  Description
_______  _______________________________________________________________________
99.1 Press Release Issued by the Company on May 8, 2002 regarding agreement in principle for the settlement of the consolidated class action litigation pending in the United States District Court Southern District of Florida styled In Re: Partsbase.com Securities Litigation, Case No. 01-8319-CIV-Ungaro-Benages/Brown.

EXHIBIT 99.1

Company Press Release

 PARTSBASE ANNOUNCES AGREEMENT IN PRINCIPLE FOR THE SETTLEMENT OF CLASS ACTION
                                    LAWSUIT

BOCA RATON,  FLORIDA--(BUSINESS WIRE)-May 8, 2002-- PartsBase, Inc. (Nasdaq NMS:
PRTS - news) today announced that it has reached an agreement in principle for the settlement of the consolidated class action litigation pending in the United States District Court Southern District of Florida styled In Re: Partsbase.com Securities Litigation, Case No. 01-8319-CIV-Ungaro-Benages/Brown. The plaintiffs in the case and the defendants, including PartsBase, through their respective attorneys, entered into a Memorandum of Understanding outlining the general terms of the proposed settlement. The Memorandum of Understanding provides for, among other things, a settlement amount of $1.5 million in cash, plus interest, payable to the class under an insurance policy and for the plaintiffs' dismissal of the class action with prejudice as well as a broad form of release in favor of PartsBase and the other defendants in the class action which, among other things, will have the effect of barring all claims by the plaintiffs and the members of the class other than those who opt out, arising out of the purchase and sale of the Company's common stock in the Company's initial public offering of securities.

The final settlement of the class action is subject to the preparation and execution of definitive settlement documents and court approval. PartsBase has been vigorously defending the action, and has admitted no wrongdoing as part of the settlement. The settlement also applies to the directors, management personnel, underwriters and securities firms named as defendants in the litigation.

ABOUT PARTSBASE, INC.
PartsBase, Inc. core business is as an online provider of Internet business-to-business e-commerce services for the aviation industry. The Company's global e-marketplace provides a means for over 10,000 members in more than 125 countries to buy and sell new, used and overhauled aviation parts in an efficient, competitive, and cost-effective manner.

RNpartners, Inc., a newly formed, wholly owned subsidiary, is a provider of critical care registered nurses for temporary assignment to hospitals in Dade, Hillsborough, Martin, Palm Beach and Broward counties of the State of Florida.

This announcement contains forward-looking statements that involve risks and uncertainties, including those relating to competition from other service providers, the Company's ability to grow its subscriber and hospital base, to offer new functionality to that will be accepted by the aviation marketplace and to attract a sufficient number of registered nurses in a limited talent pool. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the increasingly competitive and constantly changing nature of the business-to-business e-commerce market. More information about potential factors that could affect the Company's business and financial results is included in the Company's Registration Statement on Form S-1 (SEC File No. 333-94337), as amended, and the Company's reports filed pursuant to the Securities Exchange Act of 1934, including, without limitation, under the captions, "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Risk Factors", and "Competition", which are on file with the SEC (http://www.sec.gov).

Contact:   For more information on PartsBase, Inc.:
           Phone: 561.953.0702       Fax: 561.953.0786
           Mark Weicher, Chief Financial Officer (mweicher@partsbase.com)